UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/13/2007

Quadra Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33308

Maryland	20-5775392
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

622 Third Avenue, 30th Floor
New York, New York 10017
(Address of principal executive offices, including zip code)

(212) 671-6400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On November 13, 2007, Quadra Realty Trust, Inc. announced its results of operations for the three months ended September 30, 2007 and the period from February 21, 2007 (commencement of operations) to June 30, 2007. A copy of the related press release is attached hereto as Exhibit 99.1.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quadra Realty Trust, Inc.

Date: November 13, 2007	By:	/s/ Steven M. Sherwyn
Steven M. Sherwyn
CFO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release